EXHIBIT 4.2
                          REGISTRATION RIGHTS AGREEMENT

               Registration Rights Agreement, dated as of March 31, 1994, between Cornell Cox, Inc., a Delaware corporation (the "Company"), the "Investors", as hereinafter defined, David Cornell and Norman Cox.

                              W I T N E S S E T H:

               WHEREAS, the Company and the Investors (other than Concord Partners) have entered into a Securities Purchase Agreement (the "Purchase Agreement"), dated as of the date hereof, pursuant to which the Company has agreed, among other things, to issue and sell to the Investors, and the Investors have agreed to purchase from the Company, 1,036,922 shares of the Company's common stock, par value $.01 per share (the "Common Stock"); and

               WHEREAS, in order to induce the Investors to enter into the Purchase Agreement (and to purchase such shares of Common Stock) the Company has agreed to provide certain registration rights with respect thereto;

               NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:


1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Purchase Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Registration Rights Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

               "Agreement" shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

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               "Investors" shall mean Charterhouse Equity Partners II, L.P.,
Concord Partners, Concord Partners II, L.P., Concord Partners Japan Limited, Dillon Read & Co., Inc., as Agent, Lexington Partners III, L.P., Lexington Partners IV, L.P. and Brown University Third Century Fund.

               "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

               "Registrable Securities" shall mean, collectively, (i) the shares of Common Stock issued and sold to the Investors pursuant to the Purchase Agreement (including, without limitation, any shares issued pursuant to Article VI thereof), (ii) any shares of Common Stock hereafter acquired by any Investor, Cornell or Cox either by means of exercising its preemptive rights in accordance with Section 4 of the Stockholders Agreement or in any other manner, (iii) any shares of Common Stock received by any Investor, Cornell or Cox in respect of its partnership interests in The Cornell Cox Group, L.P., the Company's predecessor and, (iv) any shares of Common Stock hereafter distributed to any Investor, Cornell or Cox by the Company as a stock dividend or otherwise; PROVIDED, HOWEVER, that any such securities shall cease to be Registrable Securities when (i) such securities shall have been registered under the Securities Act, the registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities law then in force or (iii) such securities shall cease to be outstanding.

               2. REQUIRED REGISTRATION. From and after the Closing Date after receipt of a written request (the "Registration Request") from (i) Investors collectively holding at least 50% of the Registrable Securities then held by the Investors at the time of such request if such request occurs prior to the third anniversary of the Closing Date or (ii) Holders of Registrable

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Securities holding at least 15% of the outstanding Registrable Securities of the
Company if such request occurs thereafter, requesting that the Company effect the registration of Registrable Securities under the Securities Act and specifying the intended method or methods of disposition thereof, the Company shall promptly notify all holders of Registrable Securities in writing of the receipt of such request and each such holder may elect (by written notice sent to the Company within ten days from the date of such holder's receipt of the aforementioned Company's notice) to have all or any part of its Registrable Securities included in such registration thereof pursuant to this Section 2. Thereupon the Company shall, as expeditiously as is possible, use its best efforts to effect the registration under the Securities Act of all shares of Registrable Securities which the Company has been so requested to register by such holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; PROVIDED, HOWEVER, that, subject to the provisions of the immediately following sentence, the Company shall not be required to effect more than two registration statements of Registrable Securities pursuant to clauses (i) or (ii) above and provided further that in the event more than one registration is available to be requested pursuant to clause (ii) above no more than one such registration may be requested by Cornell and/or Cox. In order to count as an "effected" registration statement, such registration statement shall not have been withdrawn and all shares registered pursuant to it (excluding any overallotment shares) shall have been sold. The Company shall have the right to defer the filing of any registration statement requested pursuant to this Section 2 for a period not to exceed ninety (90) days if in the good faith determination of the Board of Directors of the Company the filing of such registration statement would be seriously detrimental to the Company.

               3. INCIDENTAL REGISTRATION. If Company at any time proposes to file on its behalf and/or on behalf of any of its security holders ("the registering security holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be

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sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Securities Exchange Act) of the Company, it will give written notice to all holders of Registrable Securities at least 30 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such holders may request.

               Each holder of any such Registrable Securities desiring to have Registrable Securities registered under this Section 3 shall advise the Company in writing within 10 days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company or such registering security holder would materially and adversely affect the distribution of such securities by the Company or such registering security holder, then all selling security holders (other than any Investors who initially requested the registration of their securities pursuant to Section 2 hereof) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis. In the event that Cornell or Cox request a registration statement pursuant to Section 2 hereof any required reductions shall be done on a pro rata basis among Cornell, Cox and any Investors desiring to include Registratble Securities.

               4. REGISTRATION PROCEDURES. If the Company is required by the provisions of Section 2 or 3 to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

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                      (a)    prepare and file with the Commission a
Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed 180 days;

                      (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 180 days;

                      (c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

                      (d) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall request (PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

                      (e) furnish, in connection with any registration of Registrable Securities, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing the Company for the purposes

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of such registration, addressed to the underwriters, if any, and if such
Registrable Securities are not being sold through underwriters, then to the holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the holder(s) of Registrable Securities being registered and, if such accountants refuse to deliver such letter to such holder(s), then to the Company in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or such holder(s) shall reasonably request. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such holder(s) of Registrable Securities may reasonably request consistent with opinions customarily provided in similar transactions. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than 5 business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such holders of the Registrable Securities being so registered may reasonably request consistent with comfort letters customarily provided in similar transactions;

                      (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

                      (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

               It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in

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respect of the securities which are to be registered at the request of any holder of Registrable Securities that such holder shall furnish to the Company such information regarding the securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required under the Securities Act in connection with the action taken by the Company.

               5. EXPENSES. All expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to
Section 4(d), shall be paid by the Company, except that

                      (a) The Company shall not be liable for any fees, discounts or commissions to any underwriter in respect of the securities sold by such holder of Registrable Securities; and

                      (b) The Company shall not be liable for any fees or expenses of counsel to the selling security holders (other than one (1) counsel for the selling security holders as a group).

               6. INDEMNIFICATION AND CONTRIBUTION. (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the holder of such Registrable Securities, such holder's directors and officers, and each other Person (including each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained

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therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

                      (b)    In the event of any registration of any
Registrable Securities under the Securities Act pursuant to this Agreement, each Selling Holder of Registrable Securities severally and not jointly shall indemnify and hold harmless the Company, its directors and officers, and each other Person (in cluding each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls the Company or such participating Person within the meaning of the Securities Act, against any losses, claims, dam ages or liabilities, joint or several, to which the Company or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, where such statement is in conformity with written information provided by such Holder expressly for use therein, and shall reimburse the Company or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by

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the Company or such director, officer or participating Person or controlling
Person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such Holder shall not be liable for any amounts in excess of the net proceeds received by such Holder for the sale of its shares. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

                      (c)    If the indemnification provided for in this
Section 6 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall

                                        9

be entitled to contribution from any Person who was not also guilty of such fraudulent misrepresentation.

               7. MARKET STAND-OFF AGREEMENT. If requested by an underwriter of securities of the Company each holder of Registrable Securities shall not sell or otherwise transfer or dispose of any securities held by such holder during the 90 day period following the effective date of a Registration Statement.

               8.     MISCELLANEOUS.

                      (a) NO INCONSISTENT AGREEMENTS. This agreement supersedes all prior agreements regarding registration rights between the Company and any of the parties hereto and all such prior agreements are deemed terminated hereby. The Company is a party to no other agreements regarding registration rights which have not heretofore been terminated. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement. It is understood and agreed that the Company shall not enter into any agreement other than this Agreement pursuant to which any holder of securities is given the right to require that such holder's securities be registered under the Securities Act.

                      (b)    REMEDIES.  Each holder of Registrable
Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                      (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given unless Company has obtained the written consent of each of the Investors.

                      (d) NOTICES. Any notice, demand, request, consent, approval, declaration, delivery or other communication

                                       10

hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and (i) delivered in person with receipt acknowledged, (ii) sent by registered or certified mail, return receipt requested, postage prepaid, (iii) sent by overnight courier with guaranteed next-day delivery, or (iv) sent by telex or telecopier, in each case addressed as follows:

                             (i)    If to Charterhouse to it at:

                             Charterhouse Equity Partners II, L.P.
                             535 Madison Avenue
                             New York, NY 10022-4299
                             Attention:  Richard T. Henshaw
                             Fax: (212) 750-9704

                             (ii)   If to any Dillon Read entity to it at:

                             Dillon Read & Co. Inc.
                             535 Madison Avenue
                             New York, New York 10022
                             Attention: Peter Leidel
                             Fax: (212) 308-5107

                             (i)    If to the Investors at the address
provided to the Company.

                             with a copy to:

                             Proskauer Rose Goetz & Mendelsohn
                             1585 Broadway
                             New York, New York 10036
                             Attention: Stephen W. Rubin, Esq.

                             (ii)  If to Company, Cornell or Cox at:

                             Cornell Cox Group
                             4801 Woodway
                             Suite 400W
                             Houston, Texas 77056
                             Fax: (713) 623-2853

                             with a copy to:


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                             Baker & Botts
                             910 Louisiana
                             Houston, Texas 77002
                             Attention:  Walter Smith, Esq.
                             Fax: (713) 229-1522


or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, one business day after sent by overnight courier or on the day telexed or telecopied.

                      (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon (i) the successors of each of the parties hereto and (ii) the assigns of the holders of Registrable Securities including any Person to whom Registrable Securities are transferred.

                      (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                      (g)    GOVERNING LAW.  This Agreement shall be
governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

                      (h)    SEVERABILITY.  Wherever possible, each
provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                      (i) ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement and Stockholders Agreement, represents the complete agreement and understanding of the

                                       12

parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. Notwithstanding anything herein to the contrary, this Agreement shall not become effective until the consummation of the transactions contemplated by the Purchase Agreement.

               IN WITNESS WHEREOF, Company, the Investors, Cornell and Cox have executed this Registration Rights Agreement as of the date first above written.

                                            CORNELL COX, INC.

                                            By: /s/ DAVID M. CORNELL
                                            Title: Chairman

                                             /s/ DAVID M. CORNELL
                                                 David M. Cornell

                                             /s/ NORMAN R. COX
                                                 Norman R. Cox

                                            CONCORD PARTNERS

                                            By: /s/ PETER A. LEIDEL
                                            Title:

                                            CONCORD PARTNERS II, L.P.

                                            By: /s/ PETER A. LEIDEL
                                            Title:

                                            CONCORD PARTNERS JAPAN LIMITED

                                            By: /s/ PETER A. LEIDEL
                                            Title:

                                            DILLON READ & CO., INC., as Agent

                                            By: /s/ PETER A. LEIDEL
                                            Title:


                                       13

                                            LEXINGTON PARTNERS III, L.P.

                                            By: /s/ PETER A. LEIDEL
                                            Title:

                                            LEXINGTON PARTNERS IV, L.P.

                                            By: /s/ PETER A. LEIDEL
                                            Title:

                                            BROWN UNIVERSITY THIRD CENTURY FUND

                                            By: /s/ ROBERT J. KOLYER, JR.
                                            Title: Treasurer

                                            CHARTERHOUSE EQUITY
                                              PARTNERS II, L.P.

                                            By:  Chusa Equity
                                                     Investors II, L.P.,
                                                     as general partner

                                            By:    Charterhouse Equity II, Inc.,
                                                     as general partner

                                            By: /s/ RICHARD T. HENSHAW III
                                            Title:  Senior Vice President

                                       14

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

        This amendment, dated as of March 14, 1995, to the Registration Rights Agreement (the "Amendment") dated as of March 31, 1994 is entered into by and among Cornell Cox, Inc., a Delaware corporation (the "Company"), the Investors (as originally defined in the Registration Rights Agreement), David Cornell, Norman Cox and Internationale Nederlanden (U.S.) Capital Corporation ("ING").

        Whereas, the Company, the Investors, David Cornell and Norman Cox entered into that certain Registration Rights Agreement dated as of March 31, 1994 (the "Registration Agreement").

        Whereas, contemporaneously with the execution of this Amendment, the Company and ING have entered into that certain Credit Agreement dated as of the date hereof by and among the Company, its subsidiaries, as guarantors, ING and other lenders who are signatories to the Credit Agreement (the "Credit Agreement") pursuant to which ING shall provide credit to the Company in the aggregate amount of $15 million.

        Whereas, in connection with a recapitalization of the Company effected March 8, 1995, all outstanding shares of the Company's common stock have been converted into shares of Class A Common Stock (the "Class A Common Stock").

        Whereas, in connection with the Credit Agreement, the Company and ING have entered into that certain Warrant Issuance Agreement dated as of the date hereof (the "Warrant Agreement"), pursuant to which the Company shall issue warrants to ING for 162,500 shares of Class B Common Stock of the Company (the "Class B Common Stock"), as more particularly set forth in the Warrant Agreement. As used herein, the terms "Warrant" and "Warrant Shares" shall have their respective meanings as set forth in the Warrant Agreement.

        Whereas, the Company has agreed to provide ING or any other holders of the Warrants or the Warrant Shares (the "Warrant Holders") registration rights for the Warrant Shares;

        Now, therefore, in connection with the foregoing, the parties hereto wish to amend the Registration Agreement as follows:

        1. An references to Common Stock in the Registration Agreement shall be deemed to refer to Class A Common Stock.

        2. The recitals in the Registration Agreement shall be amended to read as follows:

                      WHEREAS, the Company and the Investors (other than Concord
               Partners and Internationale Nederlanden (U.S.) Capital Corporation ("ING")) have entered into a Securities Purchase Agreement (the"Purchase Agreement"), dated as of March 31, 1994, pursuant to which the Company, among other things, issued and sold to the Investors, and the Investors purchased from the Company, certain shares of the Company's common stock (the "Common Stock"); and

                      WHEREAS, the Company and ING have entered into a Warrant
               Issuance Agreement dated as of March __, 1995 (the "Warrant Agreement"), pursuant to which the Company has agreed to issue warrants to ING for 162,500 shares of Class B Common Stock of the Company (the "Warrants"). As used herein, the term "Warrant Shares" shall have the meaning set forth in the Warrant Agreement, and the term "Warrant Holders" shall mean ING or any other holders of the Warrants or the Warrant Shares; and

                      WHEREAS, in order to induce (a) the Investors (other than
               ING) to enter into the Purchase Agreement (and to purchase such shares of Common Stock) and (b) ING to enter into the Warrant Issuance Agreement, the Company has agreed to provide certain registration rights with respect to the Common Stock and the Warrant Shares;

        3. The definition of "Investors" in Section 1 of the Registration Agreement shall be amended to read as follows:

               "Investors" shall mean Charterhouse Equity Partners II, L.P., Chef Nominees Limited, Concord Partners, Concord Partners II, L.P., Concord Partners Japan Limited, Dillon Read & Co., Inc., as Agent, Lexington Partners III, L.P., Lexington Partners IV, L.P., Brown University Third Century Fund and the Warrant Holders.

        4. The definition of "Registrable Securities" shall be amended to read as follows:

               "Registrable Securities" shall mean, collectively, (i) the shares of Common Stock issued and sold to the Investors (excluding the Warrant Holders) pursuant to the Purchase Agreement (including, without limitation, any shares issued pursuant to Article VI thereof), (ii) any shares of Common Stock hereafter acquired by any Investor, Cornell or Cox either by means of exercising its preemptive rights in accordance with Section 4 of the Amended and Restated Stockholders Agreement or in any other manner, (iii) any shares of Common Stock received by any Investor, Cornell or Cox in respect of its partnership interests in The Cornell Cox Group, L.P., the Company's predecessor, (iv) any shares of Common Stock hereafter distributed to any Investor, Cornell or Cox by the Company as a stock dividend or otherwise, and (v) the Warrant Shares; PROVIDED, HOWEVER, that any such securities shall cease to be Registrable Securities when (i) such securities shall have been registered under the Securities Act, the registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities law then in force or
               (iii) such securities shall cease to be outstanding

        5. Section 2 of the Registration Agreement shall be amended to read as follows:

                      2. REQUIRED REGISTRATION. From and after the Closing Date
               after receipt of a written request (the "Registration Request") from (i) Investors collectively holding at least 50% of the Registrable Securities then held by the Investors at the time of such request if such request occurs prior to the third anniversary of the Closing Date, or (ii) Holders of Registrable Securities holding at least 15% of the outstanding Registrable Securities of the Company if such request occurs thereafter, or
               (iii) Warrant Holders collectively holding at least 50% of the Warrant Shares issued or issuable upon exercise of the Warrants at the time of such request if such request occurs upon the expiration of the six month period immediately following the consummation of an initial public offering of shares of Common Stock by the Company in which fewer than 75% of the Warrant Shares were sold, requesting that the Company effect the registration of Registrable Securities under the Securities Act and specifying the intended method or methods of deposition thereof, the Company shall promptly notify all holders of Registrable Securities in writing of the receipt of such request and each such holder may elect (by written notice sent to the Company within ten days from the date of such holder's receipt of the aforementioned Company's notice) to have all or any part of its Registrable Securities included in such registration thereof pursuant to this Section 2. Thereupon the Company shall, as expeditiously as is possible, use its best efforts to effect the registration under the Securities Act of all shares of Registrable Securities which the Company has been so requested to register by such holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered;

               PROVIDED, HOWEVER, that, subject to the provisions of the immediately following sentence, the Company shall not be required to effect more than two registration statements of Registrable Securities pursuant to clauses (i) or (ii) above or more than one registration pursuant to clause (iii) above and, provided further that in the event more than one registration is available to be requested pursuant to clause (ii) above no more than one such registration may be requested by Cornell and/or Cox. In order to count as an "effected" registration statement, such registration statement shall not have been withdrawn and all shares registered pursuant to it (excluding any overallotment shares) shall have been sold. The Company shall have the right to defer the filing of any registration statement requested pursuant to this Section 2 for a period not to exceed ninety (90) days if in the good faith determination of the Board of Directors of the Company the filing of such registration statement would be seriously detrimental to the Company.

        6. Section 8(d) of the Registration Agreement shall be amended to read as follows:

               (d) NOTICES. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and (i) delivered in person with receipt acknowledged, (ii) sent by registered or certified mail, return receipt requested, postage prepaid, (iii) sent by overnight courier with guaranteed next-day delivery, or (iv) sent by telex or telecopier, in each case addressed as follows:

                             (i)    If to Charterhouse to it at:

                             Charterhouse Equity Partners II, L.P.
                             525 Madison Avenue
                             New York, NY 10022-4299
                             Attention: Richard T. Henshaw
                             Fax: (212) 750-9704

                             (ii)   If to any Dillon Read entity to it at:

                             Dillon Read & Co. Inc.
                             535 Madison Avenue
                             New York, New York 10022
                             Attention: Peter Leidel
                             Fax: (212) 308-5107

                             (iii)  If to the Investors (other than ING) at the
address provided to the Company.

                             with a copy to:

                             Proskauer Rose Goetz & Mendelsohn
                             1585 Broadway
                             New York, New York 10036
                             Attention: Stephen W. Rubin, Esq.

                             (iv)   If to Company, Cornell or Cox at:

                             Cornell Cox, Inc.
                             4801 Woodway
                             Suite 400W
                             Houston, Texas 77056
                             Fax: (713) 623-2853

                             with a copy to:

                             Baker & Botts, L.L.P.
                             910 Louisiana
                             Houston, Texas 77002
                             Attention: Walter Smith, Esq.
                             Fax: (713) 229-1522

                             (v)    If to ING, at:

                             ING Capital
                             153 East 57th Street
                             New York, New York 10022-2101
                             Attention: Corporate Finance Group
                             Fax: (212) 593-3362

                             with a copy to:

                             Mayer, Brown & Platt
                             1675 Broadway
                             New York, New York 10019
                             Attention: David K. Duffee, Esq.
                             Fax: (212) 262-1910

                             (vi)   If to Warrant Holders other than ING:

                At the address set forth in the Warrant Register
                (as that tem is defined in the Warrant Agreement) or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, one business day after sent by overnight courier or on the day telexed or telecopied.

               IN WITNESS WHEREOF, the undersigned have executed this amendment as of the ____ day of March, 1995

                                     CORNELL COX, INC.

                                     By: /s/ DAVID M. CORNELL
                                     Title:

                                     /s/ DAVID M. CORNELL
                                             David M. Cornell

                                     /s/ NORMAN R. COX, JR.
                                             Norman R. Cox, Jr.

                                     CONCORD PARTNERS

                                     By:/s/ PETER A. LEIDEL
                                     Title:

                                     CONCORD PARTNERS II, L.P.

                                     By:/s/ PETER A. LEIDEL
                                     Title:

                                     CONCORD PARTNERS JAPAN LIMITED

                                     By:/s/ PETER A. LEIDEL
                                     Title:


                                     DILLON READ & CO., INC., as Agent

                                     By:/S / DAVID W. NIEMIEC
                                     Title:

                                     LEXINGTON PARTNERS III, L.P.

                                     By:/S / DAVID W. NIEMIEC
                                     Title:

                                     LEXINGTON PARTNERS IV, L.P.

                                     By:/S / DAVID W. NIEMIEC
                                     Title:

                                     BROWN UNIVERSITY THIRD CENTURY
                                      FUND

                                     By: /s/ ROBERT J. KOLYER, JR.
                                     Title: Treasurer

                                     CHARTERHOUSE EQUITY PARTNERS II,
                                       L.P.
                                     By:    Chusa Equity Investors II, L.P.,
                                                 as general partner
                                     By:    Charterhouse Equity II, Inc.,
                                                 as general partner

                                     By: /s/ RICHARD T. HENSHAW III
                                     Title: Senior Vice President

                                     CHEF NOMINEES LIMITED
                                     By: Charterhouse Group International, Inc.,
                                     Attorney-in-Fact

                                     By: /s/ RICHARD T. HENSHAW III
                                     Title: Senior Vice-President

                                     INTERNATIONALE NEDERLANDEN (U.S.)
                                     CAPITAL CORPORATION

                                     By: /s/ DAVID SCOPELLITI
                                     Title:

              AMENDMENT NO. 2 TO THE REGISTRATION RIGHTS AGREEMENT


               THIS AMENDMENT NO. 2 TO THE REGISTRATION RIGHTS AGREEMENT (this "Amendment No. 2") is dated to be effective November 1, 1995.

               WHEREAS, Cornell Cox, Inc., now known as Cornell Corrections, Inc., a Delaware corporation (the "Company"), David Cornell ("Cornell"), Norman Cox ("Cox"), and certain Investors listed therein (the "Investors") entered into that certain Registration Rights Agreement (the "Registration Rights Agreement") dated as of March 31, 1994, pursuant to which the Company granted registration rights as set forth therein; and

               WHEREAS, the Company, Cornell, Cox, the Investors and Internationale Nederlanden (U.S.) Capital Corporation ("ING") entered into that certain Amendment No. 1 to the Registration Rights Agreement dated as of March 14, 1995;

               WHEREAS, the Company has repurchased from Cox 555,000 shares of Class A common stock, par value $.01 per share, of the Company (the "Repurchase Transaction") pursuant to that certain Option Agreement dated as of July 17, 1995 by and among Cornell, Cox and Cheryl G. Cox; and

               WHEREAS, the Company has negotiated to enter into Amendment No. 1 to the Credit Agreement dated as of March 14, 1995 by and among the Company, subsidiaries of the Company, certain lenders listed therein (the "Lenders") and ING, as agent to the Lenders, to obtain financing for the Repurchase Transactions (the "Repurchase Loan"); and

               WHEREAS, the Company has authorized the issuance of stock options (the "Repurchase Stock Options") for the purchase of an aggregate of 555,000 shares of Class B common stock, par value $.01 per share, of the Company ("Class B Common Stock") at a price of $2.00 per share until the expiration date of October 31, 2002 pursuant to Stock Option Agreements and in conjunction with an Investors Agreement, which, in part, requires certain persons acquiring Repurchase Stock Options to exercise their options on or before December 31, 1996 unless the Company has issued stock pursuant to an initial public offering or has paid off the Repurchase Loan; and

               WHEREAS, in order to induce the persons acquiring Repurchase Stock Options to subject themselves to the risk that they will be required to exercise their Repurchase Stock Options on or before December 31, 1996, regardless of the value of the shares of Class B Common Stock, the Company has agreed to provide certain registration rights with respect to the Repurchase Stock Option Shares (defined below); and

               WHEREAS, Cox is no longer a stockholder of the capital stock of the Company; and

               WHEREAS, each of the parties to the Registration Rights Agreement, as amended, who or which continue to own Registrable Securities (as defined in the Registration Rights Agreement) agrees that the terms and conditions of the Registration Rights Agreement, as amended, shall apply to the shares of Class B Common Stock issued by the Company upon the exercise of the Repurchase Stock Options and the shares of Class A common stock, par value $.01 per share, of the Company into which such shares of Class B Common Stock are converted upon the occurrence of certain events, as described in the Certificate of Incorporation of the Company; and

               WHEREAS, certain persons who are not currently parties to the Registration Rights Agreement, as amended, are acquiring concurrent herewith options to purchase Repurchase Stock Option Shares (as defined below) and have agreed to become parties to the Registration Rights Agreement, as amended;

               NOW, THEREFORE, in connection with the foregoing, the parties hereto wish to amend the Registration Rights Agreement, as amended, as follows:


               1. The following definitions shall be added to the Registration Rights Agreement, as amended:

               "Repurchase Stock Options" shall mean the stock options for the purchase of an aggregate of 555,000 shares of Class B Common Stock at an exercise price of $2.00 per share, granted by the Company in connection with the financing of the repurchase by the Company of 555,000 shares of Class A Common Stock from Cox."

               "Repurchase Stock Option Shares" shall mean shares of Class B Common Stock issued or issuable by the Company upon the exercise of Repurchase Stock Options by the holders thereof and the shares of Class A Common Stock into which such shares of Class B Common Stock are converted upon the occurrence of certain events, as described in the Certificate of Incorporation of the Company."

               2. The definition of Registrable Securities in the Registration Rights Agreement, as amended, shall be amended to read:

               "Registrable Securities" shall mean, collectively, (i) the shares of Common Stock issued and sold to the Investors (excluding the Warrant Holders) pursuant to the Purchase Agreement (including, without limitation, any shares issued pursuant to Article VI thereof), (ii) any shares of Common Stock hereafter acquired by any Investor, Cornell or Cox either by means of exercising its preemptive rights in accordance with Section 4 of the Amended and Restated Stockholders Agreement or in any other manner, (iii) any shares of Common Stock received by any Investor, Cornell or Cox in respect of its partnership interests in The Cornell Cox Group, L.P., the company's predecessor, (iv) any shares of Common Stock hereafter distributed to any Investor, Cornell or Cox by the Company as a stock dividend or otherwise, (v) the Warrant Shares, and (vi) the Repurchase Stock Option Shares; PROVIDED, HOWEVER, that any such securities shall cease to be Registrable Securities when (i) such securities shall have been registered under the Securities Act, the registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities law then in force or (iii) such securities shall cease to be outstanding.

               3. The following shall be added to Section 8(d) of the Registration Rights Agreement, as amended, following subparagraph (vi):

               (vii) If to the holders of Repurchase Stock Option Shares (other than to holders for whom addresses are otherwise provided herein):

                      At the address set forth for each such holder in the records of the Company.

               4. Each of the holders of options to purchase Repurchase Stock Option Shares executing this Amendment No. 2 agrees that it or he shall be bound by the terms of the Registration Rights Agreement, as amended, with respect to the Registrable Securities it or he holds.

               5. This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflict of laws.

               6. This Amendment No. 2 may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           CORNELL CORRECTIONS, INC.


                                           By: /s/ DAVID M. CORNELL
                                           Name: David M. Cornell
                                           Title: Chairman

                                               /s/ DAVID M. CORNELL
                                           David M. Cornell

                                           CHARTERHOUSE EQUITY PARTNERS II, L.P.
                                           By:  Chusa Equity Investors II, L.P.
                                           By:  Charterhouse Equity II, Inc.


                                           By:/s/ RICHARD T. HENSHAW III
                                           Name: Richard T. Henshaw III
                                           Title:  Senior Vice President

                                           CONCORD PARTNERS

                                           By:/s/ PETER A. LEIDEL
                                           Name:
                                           Title:

                                           CONCORD PARTNERS II, L.P.

                                           By:/s/ PETER A. LEIDEL
                                           Name:
                                           Title:

                                           CONCORD PARTNERS JAPAN LIMITED

                                           By:/s/ PETER A. LEIDEL
                                           Name:
                                           Title:

                                           DILLON READ & CO., INC., as Agent

                                           By:/s/ DAVID W. NIEMIEC
                                           Name: David W. Niemiec
                                           Title: Managing Director

                                           LEXINGTON PARTNERS III, L.P.

                                           By:/s/ DAVID W. NIEMIEC
                                           Name: David W. Niemiec
                                           Title: Managing Director

                                           LEXINGTON PARTNERS IV, L.P.

                                           By:/s/ DAVID W. NIEMIEC
                                           Name: David W. Niemiec
                                           Title: Managing Director

                                           BROWN UNIVERSITY THIRD CENTURY FUND

                                           By:/s/ ROBERT J. KOLYER, JR.
                                           Name: Robert J. Kolyer, Jr.
                                           Title: Treasurer

                                           INTERNATIONALE NEDERLANDEN (U.S.)
                                           CAPITAL CORPORATION

                                           By:/s/ DAVID P. SCOPELLITI
                                           Name: David P. Scopelliti
                                           Title: Vice President

                                           /s/ STEVEN W. LOGAN
                                           Steven W. Logan

                                           /s/ WADE H. WHILDEN
                                           Wade H. Whilden

                                        6

                AMENDMENT NO. 3 TO REGISTRATION RIGHTS AGREEMENT

               This amendment (the "Amendment"), dated as of July 9, 1996, to the Registration Rights Agreement dated as of March 31, 1994 as amended by Amendment No. 1 to the Registration Rights Agreement dated as of March 14, 1995 and Amendment No. 2 to the Registration Rights Agreement dated as of November 1, 1995, is entered into by and among Cornell Corrections, Inc., a Delaware corporation (f/k/a Cornell Cox, Inc.) (the "Company"), the Investors (as originally defined in the Registration Rights Agreement), David Cornell, and Internationale Nederlanden (U.S.) Capital Corporation ("ING").

               Whereas, the Company, the Investors and David Cornell entered into that certain Registration Rights Agreement dated as of March 31, 1994 and executed Amendments No. 1 and No. 2 to such agreement on March 14, 1995 and November 1, 1995, respectively (as amended, the "Registration Agreement").

               Whereas, contemporaneously with the execution of this Amendment, the Company and ING have entered into that certain Amended and Restated Credit Agreement dated as of the date hereof by and among the Company, its subsidiaries, as guarantors, ING and other lenders who are signatories to the Credit Agreement (the "Credit Agreement") pursuant to which ING shall provide credit to the Company in the aggregate amount of $35,000,000.

               Whereas, in connection with the Credit Agreement, the Company and ING have entered into that certain Warrant Issuance Agreement dated as of the date hereof (the "1996 Warrant Agreement"), pursuant to which the Company shall issue warrants to ING for 264,000 shares of Class B Common Stock of the Company (the "Class B Common Stock"), as more particularly set forth in the 1996 Warrant Agreement. As used herein, the term "1996 Warrant" shall have the meaning ascribed to the term "Warrant" in the 1996 Warrant Agreement and the term "1996 Warrant Shares" shall have the meaning ascribed to the term "Warrant Shares" in the 1996 Warrant Agreement.

               Whereas, the Company has agreed to provide ING or any other holders of the 1996 Warrants or the 1996 Warrant Shares (the "Warrant Holders") registration rights for the 1996 Warrant Shares;

               Now, therefore, in connection with the foregoing, the parties hereto wish to amend the Registration Rights Agreement as follows;

               1. The definition of "Registrable Securities" shall be amended to read as follows.

               "Registrable Securities" shall mean, collectively, (i) the shares of Common Stock issued and sold to the Investors (excluding the Warrant Holders and the 1996 Warrant Holders) pursuant to the Purchase Agreement (including, without limitation, any shares issued pursuant to Article VI thereof), (ii) any shares of Common Stock hereafter acquired by any Investor Cornell either by means of exercising its preemptive rights in accordance with Section 4 of the Amended and Restated Stockholders Agreement or in any other manner, (iii) any shares of Common Stock received by any Investor or Cornell in respect of its partnership interests in The Cornell Cox Group, L.P., the Company's predecessor, (iv) any shares of Common Stock hereafter distributed to any Investor or Cornell by the Company as a stock dividend or otherwise, (v) the Warrant Shares, (vi) the Repurchase Stock Option Shares and (vii) the 1996 Warrant Shares; PROVIDED, HOWEVER, that any such securities shall cease to be Registrable Securities when (i) such securities shall have been registered under the Securities Act, the registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities law then in force or
               (iii) such securities shall cease to be outstanding.

               1. Section 2 of the Registration Agreement shall be amended to read as follows:

                      2. REQUIRED REGISTRATION. From and after the Closing Date
               after receipt of a written request (the "Registration Request") from (i) Investors collectively holding at least 50% of the Registrable Securities then held by the Investors at the time of such request if such request occurs prior to the third anniversary of the Closing Date, or (ii) Holders of Registrable Securities holding at least 15% of the outstanding Registrable Securities of the Company if such request occurs thereafter, or
               (iii) Holders collectively holding at least 50% of the Warrant Shares and 1996 Warrant Shares issued or issuable upon exercise of the Warrants and the 1996 Warrants, respectively, at the time of such request if such request occurs upon the expiration of the six month period immediately following the consummation of an initial public offering of shares of Common Stock by the Company in which fewer than 75% of the Warrant Shares and the 1996 Warrant Shares were sold, requesting that the Company effect the registration of Registrable Securities under the Securities Act and specifying the intended method or methods of disposition thereof, the Company shall promptly notify all holders of Registrable Securities in writing of the receipt of such request and each such holder may elect (by written notice sent to the Company within ten days from the date of such holder's receipt of the aforementioned Company's notice) to have all or any part of its Registrable Securities included in such registration thereof pursuant to this Section 2. Thereupon the Company shall, as expeditiously as is possible, use its best efforts to effect the registration under the Securities Act of all shares of Registrable Securities which the Company has been so requested to register by such holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the

               Registrable Securities so registered; PROVIDED, HOWEVER, that, subject to the provisions of the immediately following sentence, the Company shall not be required to effect more than two registration statements of Registrable Securities pursuant to clauses (i) or (ii) above or more than one registration pursuant to clause (iii) above and, provided further that in the event more than one registration is available to be requested pursuant to clause (ii) above no more than one such registration may be requested by Cornell. In order to count as an "effected" registration statement, such registration statement shall not have been withdrawn and all shares registered pursuant to it (excluding any overallotment shares) shall have been sold. The Company shall have the right to defer the filing of any registration statement requested pursuant to this Section 2 for a period not to exceed ninety (90) days if in the good faith determination of the Board of Directors of the Company the filing of such registration statement would be seriously detrimental to the Company.

               IN WITNESS WHEREOF, the undersigned have executed this amendment as of the 9th day of July, 1996.

                                         CORNELL CORRECTIONS, INC.


                                         By: /S/ STEVEN W. LOGAN
                                         Title:


                                         /S/ DAVID M. CORNELL
                                             David M. Cornell


                                         CONCORD PARTNERS


                                         By: /S/ PETER A. LEIDEL
                                         Title:


                                         CONCORD PARTNERS II, LP


                                         By: /S/ PETER A. LEIDEL
                                         Title:


                                         CONCORD PARTNERS JAPAN LIMITED


                                         By: /S/ PETER A. LEIDEL
                                         Title:


                                         DILLON READ & CO., INC, as Agent

                                         By: /S/ PETER A. LEIDEL
                                         Title:


                                         LEXINGTON PARTNERS III, L.P.


                                         By: /S/ PETER A. LEIDEL
                                         Title:


                                         LEXINGTON PARTNERS IV, L.P.


                                         By: /S/ PETER A. LEIDEL
                                         Title:


                                         BROWN UNIVERSITY THIRD CENTURY FUND


                                         By:_____________________________
                                         Title:


                                         CHARTERHOUSE EQUITY PARTNERS II,
                                           L.P.
                                         By:  Chusa Equity Investors II,
                                                   L.P., as general partner
                                         By:  Charterhouse Equity II, Inc.,
                                                   as general partner


                                         By: /S/ RICHARD T. HENSHAW
                                         Title: Senior Vice President


                                         CHEF NOMINEES LIMITED
                                         By:  Charterhouse Group
                                                   International, Inc.,
                                                 Attorney-in-Fact


                                         By: /S/ RICHARD T. HENSHAW III
                                         Title:  Senior Vice-President


                                         INTERNATIONALE NEDERLANDEN (U.S.)
                                         CAPITAL CORPORATION


                                         By: /S/ DAVID BALESTRERY
                                         Title: Senior Associate

                                  RPR AGREEMENT

               RPR AGREEMENT, dated as of March 31, 1994, between Cornell Cox, Inc., a Delaware corporation (the "Company"), Rauscher Pierce Refsnes, Inc. ("RPR"), and the existing stockholders of the Company whose names are listed on the signature pages hereto (the "Stockholders"). Unless otherwise indicated, capitalized terms used herein shall have the meanings given to such terms in the Warrant Agreement, dated as of March 31, 1994, between the Company and RPR (the "Warrant Agreement").

                                   WITNESSETH

               WHEREAS, pursuant to a Warrant Agreement, the Company has issued and sold to RPR warrants to purchase an aggregate of 43,062 shares of Common Stock; and

               WHEREAS, the parties hereto desire to evidence their agreement as to certain rights and obligations of RPR as a Warrantholder and, in the event of the exercise of all or any part of the Warrants, as a holder of Underlying Common Stock; and

               WHEREAS, the Company and the Stockholders desire to amend (i) that certain Stockholders Agreement, dated as of March 31, 1994, by and among the Company and the Stockholders (the "Stockholders Agreement") and (ii) that certain Registration Rights Agreement, dated as of March 31, 1994, by and among the Company and the Stockholders (the "Registration Rights Agreement");

               NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and in the Warrant Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


1. RIGHTS TO ACQUIRE COMMON STOCK. For so long as any Warrants shall be issued and outstanding, in the event of (i) the proposed issuance to any Stockholder by the Company of shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or (ii) the proposed grant to any Stockholder by the Company of warrants, options or other rights to purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, the Company shall provide RPR no less than 30 days prior written notice of such proposed issuance or grant. If RPR exercises the Warrants within 30 days of such notice, RPR shall have the right to participate in such issuance or grant to the same extent as RPR would be entitled under the Stockholders Agreement as a "Holder" (as defined in the Stockholders Agreement) if RPR had exercised the Warrants and had been the holder of the Underlying Common Stock immediately prior to the time such issuance or grant was proposed. If RPR does not exercise the Warrants within such 30-day period, RPR shall nonetheless have the right in connection with such issuance or grant, in the event the purchase price per share of Common Stock or the price per share for which Common Stock is issuable upon the exercise of such warrants, options or rights or upon conversion or exchange of such convertible or exchangeable securities is less than the then applicable Purchase Price and less than 85% of the fair market value of the Common Stock, at the time of the proposed issuance or grant, to purchase a proportion of such securities, warrants, options or rights equal to RPR's percentage ownership (assuming the exercise of all Warrants then held by it) of "Stock" (as defined in the Stockholders Agreement) of the Company on a record date not more than 30 days prior to such issuance or grant. The price or prices for such securities, warrants, options or rights shall not be less favorable to RPR than the price or prices at which such securities, warrants, options or rights are proposed to be offered for sale or granted to others. In the event of a dispute between RPR and the Company in connection with the foregoing as to the fair market value of the Common Stock, RPR shall have the right to require an appraisal of the value of the Common Stock, at the expense of RPR. In such event, at RPR's expense, RPR and the Company shall each appoint an independent appraiser, and the two appraisers shall select a third appraiser. The three appraisers shall conduct an appraisal of the Common Stock as promptly as practicable. The agreement of two or more of the three appraisers as to the fair market value of the Common Stock shall be binding on the Company and the RPR for purposes of this Section 1. The foregoing provisions of this Section 1 shall not be applicable in connection with any such issuance or grant to any Stockholder pursuant to the provisions of any employee benefit or similar plan of the Company or any of its affiliates or otherwise in connection with such Stockholder's employment by the Company or any of its affiliates.

        2. STOCKHOLDERS AGREEMENT; REGISTRATION RIGHTS AGREEMENT. The Stockholders Agreement and the Registration Rights Agreement are hereby amended to provide:

               (a) RPR is hereby added as a party to the Stockholders Agreement, and the Stockholders Agreement is hereby amended to include RPR within the definition of "Holder" therewith; PROVIDED, HOWEVER, that RPR shall be entitled to the rights and shall be subject to the obligations of a "Holder" under the Stockholders Agreement only with respect to shares of Underlying Common Stock that shall have been issued upon exercise of the Warrants, and shall not be entitled to the rights or be subject to the obligations of a "Holder" thereunder to the extent such Warrants shall not have been exercised.

               (b) RPR is hereby added as a party to the Registration Rights Agreement, and the Registration Rights Agreement is hereby amended to include the Underlying Common Stock within the definition of "Registrable Securities"; PROVIDED, HOWEVER, that
               (i) RPR shall not be deemed to be an "Investor" within the meaning of that Agreement; and (ii) RPR shall not have any rights pursuant to Section 2 of that Agreement (that is, RPR shall not have any demand registration rights) and the Underlying Common Stock shall not be deemed to be "Registrable Securities" for purposes of such Section 2.

        3. WAIVERS. The Stockholders hereby irrevocably waive any rights to acquire the Warrants of Underlying Common Stock that they may have pursuant to
Section 6 of the Stockholders Agreement.

        4. SUCCESSOR, ASSIGNS, TRANSFEREES. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. In particular, permitted assignees of the Warrants pursuant to Section 3 of the Warrant Agreement shall be entitled to the benefits hereof.

               IN WITNESS WHEREOF, the parties hereto have executed this RPR Agreement as of the date first above written.

                          RAUSCHER PIERCE REFSNES, INC.


                          By:   /S/ G. CLYDE BUCK
                          Title: MANAGING DIRECTOR


                          CORNELL COX, INC.

                          By: /S/ DAVID M. CORNELL
                          Title: CHAIRMAN


                          /S/ DAVID M. CORNELL
                              DAVID M. CORNELL


                          /S/ NORMAN R. COX
                              NORMAN R. COX


                          CONCORD PARTNERS

                          By: /S/ PETER A. LEIDEL
                          Title:

                          CONFORD PARTNERS II, L.P.

                          By: /S/ PETER A. LEIDEL
                          Title:



                          CONCORD PARTNERS JAPAN LIMITED

                          By: PETER A. LEIDEL
                          Title:



                          DILLON READ & CO., INC., as Agent

                          By: /S/ PETER A. LEIDEL
                          Title:


                          LEXINGTON PARTNERS III, L.P.

                          By: /S/ PETER A. LEIDEL
                          Title:


                          LEXINGTON PARTNERS IV, L.P.


                          By: / PETER A. LEIDEL
                          Title:


                          BROWN UNIVERSITY THIRD CENTURY FUND


                          By: /S/ ROBERT J. KOLYER, JR.
                          Title: TREASURER

                          CHARTERHOUSE EQUITY PARTNERS II, L.P.

                          By: Chusa Equity Investors II, L.P.
                          By: Charterhouse Equity II, Inc.

                          By: /S/ RICHARD T. HENSHAW
                          Title: SENIOR VICE PRESIDENT